               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF AUGUST , 2001

                                     BETWEEN

                           5B TECHNOLOGIES CORPORATION
         A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                                       AND

                          CONNECTICUT BANK OF COMMERCE
     A COMMERCIAL BANK ORGANIZED UNDER THE LAWS OF THE STATE OF CONNECTICUT

                                Table of Contents

                                                                         Page


Preamble..................................................................1
Recitals..................................................................1
Agreement.................................................................1
Section 1.  Required Registration.........................................1
Section 2.  Demand Registration Rights....................................2
Section 3.  Piggy-Back Registration Rights................................4
Section 4.  Registration on Form S-3......................................5
Section 5.  Registration Provisions.......................................6
Section 6.  Blackout Provisions..........................................11
Section 7.  Expenses.....................................................12
Section 8.  Indemnification..............................................13
Section 9.  Transfer Restrictions........................................16
Section 10.  Exempt Sales................................................17
Section 11.  Merger, Consolidation, Exchange, Etc........................17
Section 12.  Notices.....................................................18
Section 13.  No Waivers; Remedies........................................19
Section 14.  Amendments, Etc.............................................19
Section 15.  Successors and Assigns......................................19
Section 16.  Governing Law...............................................19
Section 17.  Counterparts; Effectiveness.................................19
Section 18.  Severability of Provisions..................................19
Section 19.  Headings and References.....................................20
Section 20.  Entire Agreement............................................20
Section 21.  Survival....................................................20
Section 22.  Exclusive Jurisdiction......................................20
Section 23.  Waiver of Jury Trial........................................20
Section 24.  Affiliate...................................................20
Section 25.  Non-Recourse................................................20

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                 August 16, 2001
                                 ---------------

     This Amended and Restated Registration Rights Agreement (as the same may be amended, supplemented or modified from time to time in accordance with its terms, this "AGREEMENT") is between 5B Technologies Corporation, a corporation organized under the laws of the state of Delaware (together with its successors and assigns, the "COMPANY"), and Connecticut Bank of Commerce, a commercial bank organized under the laws of the state of Connecticut (together with its successors and assigns, the "STOCKHOLDER").

                                    Recitals
                                    --------

     Concurrently with the execution and delivery of this Agreement, the Company and the Stockholder are entering into a First Amendment dated as of the date hereof (as the same may be amended, supplemented or modified from time to time in accordance with its terms, the "AMENDMENT") to the Credit Agreement dated as of May 24, 2001 (subject to the last sentence of Section 2(c) below, the "CREDIT AGREEMENT") between the Company and the Stockholder.

     On May 24, 2001, the Company issued to the Stockholder a warrant (the "WARRANT") to purchase 50,000 shares of the Company's common stock, par value $.04 per share ("COMMON STOCK") and entered into a Registration Rights Agreement (the "ORIGINAL AGREEMENT") with respect to the shares of Common Stock issuable upon exercise of the Warrant.

     As contemplated by Section 4 of the Amendment, concurrently with the execution and delivery of this Agreement, the Company is issuing to the Stockholder (i) a number of shares (the "INITIAL SHARES") of Common Stock determined in accordance with paragraph 1 of Exhibit A to the Amendment and (ii) 4,000 shares of the Company's Series C Preferred Stock, 5,000 shares of the Company's Series D Preferred Stock and 10,000 shares of the Company's Series E Preferred Stock, all of which preferred stock is convertible into Common Stock (the Initial Shares and the shares of Common Stock that may be issued from time to time upon exercise of the Warrant and upon conversion of such Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are collectively referred to as the "REGISTRABLE SHARES").

     The Company and the Stockholder desire to enter into this Agreement to amend and restate the Original Agreement and to provide for, among other things, the registration under the Securities Act of 1933 (the "SECURITIES ACT") of the disposition of the Registrable Shares.

                                    Agreement
                                    ---------

     The parties agree as follows:

     SECTION 1. REQUIRED REGISTRATION.

     (a) Within, 120 Business Days (as defined in Section 5(l) below) after the date hereof, the Company shall file a Registration Statement (as defined in Section 5(m) below) registering the Initial Shares with the Securities and Exchange Commission (together with any successor or replacement agency or branch of government, the "SEC").

     (b) Subject to Sections 6 and 27 hereof, the Company shall use its best efforts to cause the Registration Statement filed pursuant to Section 1(a) to be declared effective with the SEC as soon as reasonably practicable after the date of the initial filing thereof.

     SECTION 2. DEMAND REGISTRATION RIGHTS.

     (a) From and after 90 days after the date hereof (the "COMMENCEMENT DATE") and to and including the date that is the later to occur of (x) the fifth anniversary of the Commencement Date and (y) the date that all of the Registering Stockholders (as defined below) could sell the Registrable Shares owned by them pursuant to paragraph (k) of Rule 144 under the Securities Act, subject in the case of the preceding clause (x) to extension pursuant to Section 2 (c) and Section 6 hereof (as so extended from time to time, the "TERMINATION DATE"), on four occasions when the Company shall have received the written request of the Stockholder or holders of Registrable Shares that have been acquired directly or indirectly from the Stockholder and to which rights under this Section 2 shall have been assigned pursuant to Section 16(a) (each such person (including without limitation, the Stockholder), when requesting registration under this Section 2 or under Section 3 or under Section 3 and thereafter in connection with any such registration, being hereinafter referred to as a "REGISTERING STOCKHOLDER"), the Company shall give written notice of the receipt of such request to each potential Registering Stockholder. The Company shall file a Registration Statement registering the Registrable Shares owned by the Registering Stockholders (collectively, "TRANSACTION REGISTRABLE SHARES") that in each case shall have been duly requested to be registered by such Registering Stockholders by written notice received by the Company not later than 10 Business Days after the Company shall have given written notice to the Registering Stockholders pursuant to the prior sentence of this Section 2(a), which Registration Statement shall be filed with the SEC within 35 Business Days after the expiration of such 10 Business Day period.

     (b) Subject to Sections 6 and 27 hereof, the Company shall use its best efforts to cause any Registration Statement filed pursuant to the last sentence of Section 2(a) to be declared effective by the SEC as soon as reasonably practicable after the date of the initial filing thereof.

     (c) Upon any renewal or extension of the Credit Agreement dated as of May 24, 2001 between the Company and the Stockholder, the Termination Date shall be extended to and including the date that is the last day of such renewal or extension (without regard to any early termination of the Credit Agreement). For the purposes hereof, the "CREDIT AGREEMENT" shall include any amendment (including, without limitation, any amendment and restatement thereof), supplement or other modification thereof, including, without limitation any agreement extending the maturity of, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness of the Company thereunder, but only if the Stockholder continues to extend credit to the Company thereunder.

     (d) If the Registering Stockholders initiating a request for registration of Registrable Shares pursuant to Section 2(a) shall state in such written notice that they intend to distribute the Transaction Registrable Shares covered by their request by means of an underwritten offering, the Company shall include such information in the written notice delivered by the Company pursuant to Section 2(a). The Company shall select the managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering, with the consent of the Registering Stockholders holding a majority of the Transaction Registrable Shares, which consent shall not be unreasonably withheld, conditioned or delayed.

     (e) Notwithstanding anything herein to the contrary:

         (i) the Company shall not be required to prepare and file pursuant to this Section 2 a Registration Statement including less than 200,000 Transaction Registrable Shares in the aggregate;

         (ii) subject to the following clause (iii), the Company shall not be required to prepare and file pursuant to this Section 2 more than one Registration Statement in any 12-month period; provided, however, that a Registration Statement shall be deemed not (y) to have been prepared and filed if the same does not become effective for any reason other than the withdrawal therefrom (for any reason whatsoever) of 50% or more of the Transaction Registrable Shares requested to be included in such Registration Statement or the determination by Registering Stockholders owning 50% or more of such Transaction Registrable Shares not to proceed with the contemplated distribution of such Transaction Registrable Shares and (y) to count as one of the four registrations referred to in Section 2(a) if such Registration Statement shall not, following effectiveness, remain effective for the period of time contemplated by the first sentence of Section 5(e);

         (iii) if a requested registration pursuant to this Section 2 shall involve an underwritten offering, and if the managing underwriter shall advise the Company and the Registering Stockholders in writing that, in its opinion, the number of Transaction Registrable Shares proposed to be included in the registration is so large as to adversely affect the offering, including the price at which the Transaction Registrable Shares could be sold, the Company shall include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

               (A) first, all Transaction Registrable Shares duly requested to be included in the registration, allocated pro rata among all Registering Stockholders on the basis of the relative number of Transaction Registrable Shares that each Registering Stockholder shall have duly requested to be included in the registration; and

               (B) second, any securities proposed to be registered by the Company for its own account; and

               (C) third, any other securities proposed to be registered by the Company (other than for its own account), including, without limitation, securities proposed to be registered by the Company pursuant to the exercise by any person other than a Registering Stockholder of a "piggy-back" right requesting the registration of shares of Common Stock in circumstances similar to those contemplated by Section 3;

     provided, however, that if 50% or more of the Transaction Registrable Shares requested to be included in a registration pursuant to this Section 2 are so excluded from any registration and an investment banking firm of recognized national standing shall advise the Company that the number of the Transaction Registrable Shares requested to be registered, at the time of the request and in light of the market conditions then prevailing, did not exceed the number that would have an adverse effect on the offering of such Transaction Registrable Shares, including the price of which such Transaction Registrable Shares could be sold, the Company shall, with respect to any 12-month period referred to in the preceding Section 2(e)(ii), provide the holders of such Transaction Registrable Shares with one additional registration in any such 12-month period under the preceding
     Section 2(e)(ii) in respect of each such exclusion; and

         (iv) the Company shall not be required to prepare and file pursuant to this Section 2(a) a Registration Statement for the underwritten public sale and distribution of securities of the Company during the period of time the Registering Stockholders have agreed not to effect any public sale or distribution pursuant to Section 6(d) below; and

         (v) the Company shall not be required to prepare and file a Registration Statement within 120 days after the effective date of a previous registration of securities of the Company under the Securities Act for the non-underwritten public sale and distribution of securities of the Company as to which either (x) the Registering Stockholders have exercised their rights under Section 2 or Section 4 of this Agreement or (y) the Registering Stockholders have been given a notice contemplated by Section 3(a) below.

     SECTION 3. PIGGY-BACK REGISTRATION RIGHTS.

     (a) From and after the Commencement Date to and including the Termination Date, if the Company shall determine to file a registration statement under the Securities Act and under any applicable state securities laws for any offering of any securities of the Company, other than an offering with respect to which a Registering Stockholder shall have requested a registration pursuant to Section 1 or Section 2, then the Company shall give notice of such determination to each potential Registering Stockholder. The Company shall, subject to the limitation set forth in Section 3(c) below, include in a Registration Statement the Transaction Registrable Shares that in each case shall have been duly specified by such Registering Stockholders by written notice received by the Company not later than 10 Business Days after the Company shall have given written notice to the Registering Stockholders pursuant to this Section 3(a).

     (b) Subject to Sections 6 and 27 hereof, the Company shall use its best efforts to cause any Registration Statement filed pursuant the last sentence of
Section 3(a) to be declared effective by the SEC as soon as reasonably practicable after the date of the initial filing thereof.

     (c) Notwithstanding anything herein to the contrary:

         (i) the Company shall not be required by this Section 3 to include any Registrable Shares in a registration statement on Form S-4 or S-8 (or any successor form) or a registration statement filed in connection with an exchange offer or other offering of securities solely to the then existing stockholders of the Company; and

         (ii) if a registration pursuant to this Section 3 involves an underwritten offering, the Company shall select the managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering, and if the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in the registration is so large as to adversely affect the offering, including the price at which the securities could be sold, the Company shall include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

               (A) first, all securities proposed to be registered by the Company for its own account;

               (B) second, all securities proposed to be registered by the Company pursuant to the exercise by any person other than a Registering Stockholder of a "demand" right requesting the registration of shares of Common Stock who are entitled to have shares included therein in circumstances similar to those contemplated by Section 2; and

               (C) third, any Transaction Registrable Shares duly requested to be included in the Registration Statement and any other shares of Common Stock proposed to be registered by the Company (other than for its own account) pursuant to the exercise by any person of a "piggy-back" right requesting the registration of shares of Common Stock who is entitled to have securities included therein in circumstances similar to those contemplated by this Section 3 shall be allocated pro rata among all Registering Stockholders and such other persons on the basis of the relative number of Transaction Registrable Shares and such other shares of Common Stock that each Registering Stockholder and such other persons have duly requested to be included in such registration.

     SECTION 4. REGISTRATION ON FORM S-3.

     (a) If, at any time prior to the Termination Date, (i) a Registering Stockholder or Registering Stockholders of any Transaction Registrable Shares requests that the Company file a Registration Statement on Form S-3, or any successor thereto, for a public offering of all or any portion of such Registering Stockholder's Transaction Registrable Shares, and (ii) the Company is a registrant entitled to use Form S-3, or such successor, to register such shares, then the Company shall (x) give written notice to each other potential Registering Stockholders within 10 Business Days after the receipt of such request (which such notice shall inform such Registering Stockholders that the Company is filing a Registration Statement pursuant to this Section 3 and shall set forth other information that is needed to enable such Registering Stockholders to register their Transaction Registrable Shares pursuant to this
Section 4) and (y) within 30 Business Days after the Company gives the written notice referred to in the preceding clause (x) file on a Registration Statement on Form S-3 (or any such successor thereto) covering the Transaction Registrable Shares that have been duly specified by any Registering Stockholders who either provided a request to the Company pursuant to the preceding clause
(i) or provided a written notice to the Company not later than 10 Business Days after the Company shall have given the written notice referred to in the preceding clause (x). Notwithstanding the foregoing, the Company shall not be required to prepare and file pursuant to this Section 4(a) a Registration Statement including less than 200,000 Transaction Registrable Shares in the aggregate.

     (b) Subject to Sections 6 and 27 hereof, the Company shall use its best efforts to cause any Registration Statement filed pursuant the last sentence of
Section 4(a) to be declared effective by the SEC as soon as reasonably practicable after the date of the initial filing thereof.

     (c) Whenever the Company is required by this Section 4 to file a Registration Statement on Form S-3 (or any successor thereto), each of the applicable procedures and requirements of Section 2 (including, without limitation, the requirement that the Company notify each other potential Registering Stockholder of the proposed registration of securities of the Company on such Registration Statement) shall apply to such Registration Statement.

     SECTION 5. REGISTRATION PROVISIONS. With respect to each registration pursuant to this Agreement:

     (a) Notwithstanding anything herein to the contrary, the Company shall not be required to include in any Registration Statement any of the Registrable Shares owned by a Registering Stockholder (i) if the Company shall deliver to the Registering Stockholder an opinion, satisfactory in form, scope and substance to the Registering Stockholder and addressed to the Registering Stockholder by legal counsel satisfactory to the Registering Stockholder, to the effect that the distribution of such Registrable Shares proposed by the Registering Stockholder is exempt from registration under the Securities Act and all applicable state securities laws, (ii) if such Registering Stockholder or any underwriter of such Registrable Shares shall fail to furnish to the Company the information in respect of the distribution of such Registrable Shares that may be required under this Agreement to be furnished by the Registering Stockholder or the underwriter to the Company, or (iii) if such registration involves an underwritten offering, the Registering Stockholder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering.

     (b) The Company shall make available for inspection by each Registering Stockholder participating in the registration, each underwriter of Transaction Registrable Shares owned by the Registering Stockholder and their respective accountants, counsel and other representatives all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with each registration of Transaction Registrable Shares owned by the Registering Stockholder, and shall cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with such registration; provided, however, that records and documents which the Company determines, in good faith, after consultation with counsel for the Company and counsel for the Registering Stockholder or underwriter, as the case may be, to be confidential and which it notifies such persons are confidential shall not be disclosed to them, except in each case to the extent that (i) the disclosure of such records or documents is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) the release of such records or documents is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Registering Stockholder shall, upon learning that disclosure of any such records or documents is sought in a court of competent jurisdiction, give notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action and to prevent disclosure of any such records or documents deemed confidential.

     (c) Each Registering Stockholder shall furnish, and shall cause each underwriter of Transaction Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration to furnish, to the Company in writing promptly upon the request of the Company the information regarding the Registering Stockholder or the underwriter, the contemplated plan of distribution of the Transaction Registrable Shares and the other information regarding the proposed distribution by the Registering Stockholder and the underwriter that shall be required in connection with the proposed distribution by the applicable securities laws of the United States of America and the states thereof in which the Transaction Registrable Shares are contemplated to be distributed.

     (d) The Company shall, within the time periods specified in Sections 1, 2, 3 or 4, as applicable, prepare and file the Registration Statement, including the Prospectus (as defined in Section 5(l) below), and each amendment thereof or supplement thereto, with, and cause to be declared effective by, the SEC under the Securities Act and as required under any applicable state securities laws, on the form that is then required or available for use by the Company to permit each Registering Stockholder, upon the effective date of the Registration Statement, to use the Prospectus in connection with the contemplated distribution by the Registering Stockholder of the Transaction Registrable Shares requested to be so registered. A registration pursuant to Section 1,
Section 2 or Section 4 shall be effected pursuant to Rule 415 (or any similar provision then in force) under the Securities Act if the manner of distribution contemplated by the Registering Stockholder initiating the request for such registration shall include an offering on a delayed or continuous basis. The Company shall furnish to each Registering Stockholder drafts of the Registration Statement and the Prospectus and each amendment thereof or supplement thereto for its timely review prior to the filing thereof with the SEC. If any Registration Statement refers to any Registering Stockholder by name or otherwise as the holder of any securities of the Company but such reference is not required by the Securities Act or any similar federal statute then in force, then the Registering Stockholder shall have the right to require the deletion of such reference. The Company shall deliver to each Registering Stockholder, without charge, one executed copy of the Registration Statement and each amendment or post-effective amendment thereof and one copy of each document incorporated therein by reference. If the registration shall have been initiated solely by the Company or shall not have been initiated by a Registering Stockholder, the Company shall not be obligated to prosecute the registration and may withdraw the Registration Statement at any time prior to the effectiveness thereof if the Company shall determine in good faith not to proceed with the offering of securities included in the Registration Statement. The Company shall deliver to each Registering Stockholder evidence of the effectiveness and a reasonable supply of copies of the Prospectus and each amendment thereof or supplement thereto. The Company consents to the use by each Registering Stockholder of each Prospectus and each amendment thereof and supplement thereto in connection with the distribution, in accordance with this Agreement, of the Transaction Registrable Shares owned by the Registering Stockholder. In addition, if necessary for resale by the Registering Stockholders, the Company shall qualify or register in such states as may be reasonably requested by each Registering Stockholder the Transaction Registrable Shares of the Registering Stockholder that shall have been included in the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any state in which it is not subject to process or qualified as of the date of the request. The Company shall advise the Stockholder and each Registering Stockholder in writing, promptly after the occurrence of any of the following, of (i) the filing of the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, with the SEC, (ii) the effectiveness of the Registration Statement and any post-effective amendment thereto, (iii) the receipt by the Company of any communication from the SEC with respect to the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, including, without limitation, any stop order suspending the effectiveness thereof, any comments with respect thereto and any requests for amendments or supplements and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of Transaction Registrable Shares owned by the Registering Stockholders for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (e) The Company shall use commercially reasonable efforts to cause the Registration Statement to remain effective under the Securities Act and the Prospectus to remain current, including the filing of necessary amendments, post-effective amendments and supplements, and shall furnish copies of such amendments, post-effective amendments and supplements to the Registering Stockholders, so as to permit the Registering Stockholders to distribute the Transaction Registrable Shares owned by them in their respective manner of distribution during their respective contemplated periods of distribution, but in no event longer than nine consecutive months from the effective date of the Registration Statement; provided, however, that the period shall be increased by the number of days that any Registering Stockholder shall have been required by
Section 6 to refrain from disposing under the registration any of the Transaction Registrable Shares owned by the Registering Stockholder. During such respective contemplated periods of distribution, the Company shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Transaction Registrable Shares owned by the Registering Stockholders that shall have been included in the Registration Statement in accordance with their respective contemplated manner of disposition by the Registering Stockholders set forth in the Registration Statement, the Prospectus or the supplement, as the case may be.

     (f) The Company shall notify each Registering Stockholder, at any time when a prospectus with respect to the Transaction Registrable Shares owned by the Registering Stockholders is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading; and, as soon as possible thereafter, but subject to Section 6, the Company shall use commercially reasonable efforts to prepare and file with the SEC an amendment or supplement to the Registration Statement or the Prospectus so that, as thereafter delivered to the purchasers of such Transaction Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company also shall notify each Registering Stockholder, when the Company becomes aware of the occurrence thereof, of the issuance by the SEC of an order suspending the effectiveness of the Registration Statement; and, as soon as possible thereafter, but subject to Section 5, the Company shall use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment.

     (g) If requested by any Registering Stockholder or an underwriter of Transaction Registrable Shares owned by the Registering Stockholder and required by the Securities Act, the Company shall as promptly as practicable prepare and file with the SEC an amendment or supplement to the Registration Statement or the Prospectus containing such information as the Registering Stockholder or the underwriter requests to be included therein, including, without limitation, information with respect to the Transaction Registrable Shares being sold by the Registering Stockholder to the underwriter or any assignee of any Transaction Registrable Shares, the purchase price being paid therefor by such underwriter and other terms of the underwritten offering of the Transaction Registrable Shares to be sold in such offering.

     (h) Each Registering Stockholder shall (i) offer to sell or otherwise distribute Registrable Shares in reliance upon a registration contemplated pursuant to Section 1, 2, 3 or 4 only if such Registrable Shares are Transaction Registrable Shares and after the related Registration Statement shall have been filed with the SEC, (ii) sell or otherwise distribute Registrable Shares in reliance upon such registration only if such Registrable Shares are Transaction Registrable Shares and the related Registration Statement is then effective under the Securities Act, (iii) subject to the time period not to exceed the lesser of (x) 60 Business Days and (y) 5 Business Days following the cessation of the occurrence of any condition subsequent referred to in clauses (i), (ii) or (iii) of Section 6(b) below, not sell or otherwise distribute Transaction Registrable Securities during any period specified in a Suspension Notice received by the Registering Stockholder pursuant to Section 6 (until the Registering Stockholder shall have received written notice from the Company pursuant to Section 5(d) that the registration of such Transaction Registrable Shares is again effective) and (iv) report to the Company distributions made by the Registering Stockholder of Transaction Registrable Shares pursuant to the Prospectus. Each Registering Stockholder shall distribute Transaction Registrable Shares only in accordance with the manner of distribution contemplated by the Prospectus with respect to the Transaction Registrable Shares owned by the Registering Stockholder. Each Registering Stockholder, by participating in a registration pursuant to this Agreement, acknowledges that the remedies of the Company at law for failure by the Registering Stockholder to comply with the undertaking contained in this Section 5(h) would be inadequate and that the failure would not be adequately compensable in damages and would cause irreparable harm to the Company, and therefore agrees that undertakings made by the Registering Stockholder in this Section 5(h) may be specifically enforced.

     (i) If the registration involves an underwritten offering, the Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting and shall cause to be delivered to each Registering Stockholder, its counsel and each underwriter of Transaction Registrable Shares owned by the Registering Stockholders to be distributed pursuant to such registration, copies of the certificates, opinions of counsel and comfort letters that are delivered in connection with such underwritten offering.

     (j) In connection with sales of such Transaction Registrable Shares, the Company shall cooperate with each Registering Stockholder and each underwriter of Transaction Registrable Shares owned by the Registering Stockholder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the Transaction Registrable Shares sold under the Registration Statement, and to enable such Transaction Registrable Shares to be in such denominations and registered in the name or names of each transferee thereof or in such denominations and registered in the name or names that the underwriter may request, as the case may be.

     (k) The Company shall use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and, if required to comply with applicable law or facilitate sales under a Registration Statement, make generally available to its securityholders, as soon as practicable but no later than 16 months following the effective date of such Registration Statement, an earnings statement covering a period of at least twelve months beginning with the first calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     (l) The Company shall use commercially reasonable efforts to cause the Transaction Registrable Shares to be listed on each national securities exchange on which Common Stock shall then be listed, if any, and to be qualified for inclusion in The Nasdaq National Market or The Nasdaq SmallCap Market, as the case may be, if Common Stock is then so qualified, and in each case if the listing or inclusion of the Transaction Registrable Shares is then permitted under the rules of such national securities exchange or the NASDAQ, as the case may be.

     (m) For the purposes of this Agreement, the following terms shall have the following meanings:

         (i) "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close;

         (ii) "PROSPECTUS" means (A) the prospectus relating to the Transaction Registrable Shares owned by the Registering Stockholders included in a Registration Statement, (B) if a prospectus relating to the Transaction Registrable Shares shall be filed with the SEC pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, such prospectus, and (C) in the event of any amendment or supplement to the prospectus after the effective date of the Registration Statement, then from and after the effectiveness of the amendment or the filing with the SEC of the supplement, the prospectus as so amended or supplemented;

         (iii) "REGISTRATION STATEMENT" means (A) a registration statement filed by the Company in accordance with Section 5(d), including exhibits and financial statements thereto, in the form in which it shall become effective, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (or any similar provision or forms then in force) under the Securities Act and information deemed to be a part of such registration statement pursuant to paragraph (b) of Rule 430A (or any similar provision then in force) and (B) in the event of any amendment thereto after the effective date of the registration statement, then from and after the effectiveness of the amendment, the registration statement as so amended; and

         (iv) information "CONTAINED," "INCLUDED" or "STATED" in a Registration Statement or a Prospectus (or other references of like import) includes information incorporated by reference.

     SECTION 6. BLACKOUT PROVISIONS.

     (a) Notwithstanding anything in this Agreement to the contrary, subject to
Section 6(b) below, by delivery of written notice to any of the Registering Stockholders and the other holders of Registrable Shares (a "SUSPENSION NOTICE"), stating which one or more of the following limitations shall apply to the addressee of such Suspension Notice, the Company may (i) postpone effecting a registration under this Agreement, (ii) require such addressee to refrain from disposing of Transaction Registrable Shares under the registration or (iii) require such addressee to refrain from otherwise disposing of any Registrable Shares or other equity securities of the Company owned by such addressee (whether pursuant to Rule 144 or 144A under the Securities Act or otherwise), in each case for a reasonable time specified in the notice but not exceeding the lesser of 60 Business Days and 5 Business Days following the cessation of the occurrence of any condition subsequent referred to in clauses (i), (ii) or (iii) of Section 6(b) below (which period may not be extended or renewed).

     (b) The Company may postpone effecting a registration or apply to any person specified in clauses (ii) and (iii) of Section 6(a) above any of the limitations specified in such clauses if (i) the Company is then taking, or proposes to take, any of the actions referred to in Section 5(f), (ii) an investment banking firm of recognized national standing shall advise the Company in writing that effecting the registration or the disposition by such person of Registrable Shares or other equity securities of the Company, as the case may be, would materially and adversely affect an offering of equity securities of the Company the preparation of which had then been commenced or (iii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would materially and adversely affect the interests of the Company if disclosed.

     (c) If the Company shall take any action pursuant to Section 6(a) above, the period during which the Registering Stockholders may exercise their respective rights under Sections 1, 2 and 4 shall be extended by one day beyond the Termination Date for each day that, pursuant to this Section 6, the Company requires any person to refrain from disposing of Transaction Registrable Shares under a registration or otherwise requires any person to refrain from disposing of Registrable Shares or other securities of the Company.

     (d) In any underwritten public offering by the Company, to the extent not inconsistent with applicable law, upon the request of the Company or of the underwriters managing any underwritten offering of the Company's securities, the Registering Stockholders will not effect any public sale or distribution (other than those included in the registration statement pursuant to which such underwritten public offering is made) of any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during (x) the period of time (not to exceed seven days) prior the effective date of such registration statement that all of the Company's executive officers, directors and affiliates have agreed not to effect any public sale or distribution of any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities and (y) and from and after the effective date of such registration statement during the period of time (not to exceed 180 days) during which all of the Company's executive officers, directors and affiliates have agreed not to effect any public sale or distribution of any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, unless, in any instance referred to in the preceding clauses (x) and (y), the Company or the managing underwriters, as the case may be, otherwise agree to a shorter period of time.

     (e) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided, however, that each holder of Registrable Shares shall not be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) subject to the terms and provisions hereof and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in customary form that are reasonably required under the terms of such underwriting arrangements and this Agreement.

     SECTION 7. EXPENSES.

     (a) The Company shall bear all expenses related to the following in connection with the registration of Transaction Registrable Shares pursuant to this Agreement, whether or not any related Registration Statement shall become effective:

         (i) preparing, printing and filing each Registration Statement and Prospectus and each qualification or notice required to be filed under federal and state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASDAQ");

         (ii) all fees and expenses of complying with federal and state securities laws and the rules and regulations of the NASDAQ;

         (iii) furnishing to each Registering Stockholder one executed copy of the related Registration Statement and the number of copies of the related Prospectus that may be required by Sections 5(d) and 5(e) to be so furnished, together with a like number of copies of each amendment, post-effective amendment or supplement;

         (iv) performing its obligations under Sections 5(d) and 5(j);

         (v) printing and issuing share certificates, including the transfer agent's fees, in connection with each distribution so registered;

         (vi) preparing audited financial statements required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement and preparing audited financial statements for use in connection with the registration other than audited financial statements required by the Securities Act and the rules and regulations thereunder;

         (vii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

         (viii) premiums or other expenses relating to liability insurance required by the Company or underwriters of the Registering Stockholders;

         (ix) fees and disbursements of underwriters of the Registering Stockholders customarily paid by issuers or sellers of securities;

         (x) listing of the Registrable Shares on national securities exchanges and inclusion of the Registrable Shares on The Nasdaq National Market or The Nasdaq SmallCap Market, as the case may be;

         (xi) fees and expenses of any special experts retained by the Company in connection with the registration; and

         (xii) reasonable fees and expenses of one counsel to the Registering Stockholders (not to exceed $10,000), who shall be chosen by the holder or holders of a majority of the Transaction Registrable Shares included in such Registration Statement.

     (b) The Registering Stockholders shall bear all other expenses incident to the distribution by the respective Registering Stockholders of the Transaction Registrable Shares owned by them in connection with a registration pursuant to this Agreement, including, without limitation (but excluding the expenses referred to in Section 7(a)(viii) above), the selling expenses of the Registering Stockholders, commissions, underwriting discounts, insurance, fees of counsel for the Registering Stockholders and their underwriters.

     SECTION 8. INDEMNIFICATION.

     (a) The Company shall indemnify and hold harmless each Registering Stockholder participating in a registration pursuant to this Agreement, each underwriter of Transaction Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration, each partner in the Registering Stockholder, the officers and directors of the Registering Stockholder and the underwriter and each person, if any, who controls the Registering Stockholder, any partner in the Registering Stockholder or the underwriter within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors and assigns, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Registering Stockholder and each other person indemnified pursuant to this Section 8(a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Registering Stockholder or the underwriter of such Transaction Registrable Shares specifically for use in the Registration Statement or the Prospectus or by failure of such Registering Holder to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Registering Stockholder with a sufficient number of copies of the same.

     (b) Each Registering Stockholder, by participating in a registration pursuant to this Agreement, thereby agrees to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the purchase or sale of Transaction Registrable Shares during a suspension as set forth in (and in accordance with)
Section 6, and shall reimburse the Company and each other person indemnified pursuant to this Section 8(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that (x) this Section 8(b) shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Registering Stockholder specifically for use in the Registration Statement or the Prospectus and (y) in no event shall the liability of a Registering Stockholder under this Section 8 exceed the amount of the gross proceeds paid to the Registering Stockholder in consideration of the sale of Transaction Registrable Shares pursuant to such registration.

     (c) If any action or proceeding (including any governmental investigation or inquiry) shall be brought, asserted or threatened against any person indemnified under this Section 8, the indemnified person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense of the action or proceeding, including the employment of counsel satisfactory to the indemnified person and the payment of all expenses in such action. The indemnified person shall have the right to employ separate counsel in any action or proceeding and to participate in the defense of the action or proceeding, but the fees and expenses of that counsel shall be at the expense of the indemnified person unless:

         (i) the indemnifying party shall have agreed to pay those fees and expenses; or

         (ii) the indemnifying party shall have failed to assume the defense of the action or proceeding; or

         (iii) the named parties to the action or proceeding (including any impleaded parties) include both the indemnified person and the indemnifying party, and the indemnified person shall have been advised by counsel that there may be one or more legal defenses available to the indemnified person that are different from or additional to those available to the indemnifying party (in which case, if the indemnified person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified person; it being understood, however, that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified person, which firm shall be designated in writing by the indemnified person).

The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified person from and against any loss or liability by reason of the settlement or judgment.

     (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified person (other than by reason of exceptions provided in this Section 8) in respect of losses, claims, damages, liabilities or expenses referred to in this Section 8, then each applicable indemnifying party, in lieu of indemnifying the indemnified person, shall contribute to the amount paid or payable by the indemnified person as a result of the losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified person on the other in connection with the statements or omissions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and by these persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a person as a result of the losses, claims, damages, liabilities and expenses shall be deemed to include any legal or other fees or expenses reasonably incurred by the person in connection with investigating or defending any action or claim. Notwithstanding in the foregoing to the contrary, no Registering Stockholder or underwriter of Transaction Registrable Shares owned by the Registering Stockholder shall be required to contribute any amount in excess of the amount by which (i) in the case of the Registering Stockholder, the gross proceeds paid to the Registering Stockholder in consideration of the sale pursuant to the registration of Transaction Registrable Shares owned by it or (ii) in the case of the underwriter, the total price at which such Transaction Registrable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Registering Stockholder or underwriter, as the case may be, has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission. No person finally adjudicated guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     (e) Each Registering Stockholder participating in a registration pursuant to Section 2 shall cause each underwriter of any Transaction Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration to agree in writing on terms reasonably satisfactory to the Company to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any similar provision then in force) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each other person indemnified pursuant to the agreement for any legal or any other expense reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action; provided, however, that the agreement shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the underwriter specifically for use in the Registration Statement or the Prospectus.

     SECTION 9. TRANSFER RESTRICTIONS.

     (a) Except as provided to the contrary in this Section 9, each instrument or certificate evidencing or representing the Warrant (and any certificate or instrument issued in exchange therefor) or any certificate or instrument issued upon conversion, exercise or transfer thereof (including without limitation, any certificate representing any Registrable Shares), and any certificate issued in exchange therefor or upon conversion, exercise or transfer thereof, shall bear a legend substantially in the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR
     (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS

     FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE."

     (b) If the holder of any Warrant or any Registrable Shares shall request in writing that the Company remove any legend stated in Section 9(a) from the instruments or certificates evidencing or representing such Registrable Shares, then, as soon as practicable following the later of the date of receipt of such request and the date of receipt of such instruments or certificates bearing such legends, the Company shall issue and deliver to the registered owner of such Registrable Shares or its registered transferee instruments or certificates evidencing or representing such Warrant or such Registrable Shares without such legends if either (i) such substitute instruments or certificates are issued in connection with a sale that is registered under the Securities Act or (ii) the Stockholder has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Stockholder, or a "no-action" letter obtained by the holder from the staff of the SEC, to the effect that the restrictions imposed by Rule 144 under the Securities Act no longer apply to such shares.

     SECTION 10. EXEMPT SALES.

     (a) The Company shall use commercially reasonable efforts to make all filings with the SEC required by paragraph (c) of Rule 144 (or any similar provision then in force) under the Securities Act to permit the sale of Registrable Shares by any holder thereof (other than an Affiliate of the Company) to satisfy the conditions of Rule 144 (or any similar provision then in force). The Company shall, promptly upon the written request of the holder of Registrable Shares, deliver to such holder a written statement as to whether the Company has complied with all such filing requirements.

     (b) Following sales of Registrable Shares pursuant to an exemption from the registration requirements of the Securities Act, the Company shall, subject to
Section 8(b), cooperate with the Stockholder and each other Registering Shareholder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing such Registrable Shares registered in the name of the transferee thereof.

     SECTION 11. MERGER, CONSOLIDATION, EXCHANGE, ETC.

     (a) In the event, directly or indirectly, (i) the Company shall merge with and into, or consolidate with, any other person or (ii) any person shall merge with and into, or consolidate, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation referred to in the preceding clauses (i) or (ii), all or part of the Registrable Shares shall be changed into or exchanged for stock or other securities of any other person, then, in each such case, proper provision shall be made so that such other person shall be bound by the provisions of this Agreement and the term the "Company" shall thereafter be deemed to refer to such other person.

     (b) Notwithstanding anything in this Agreement to the contrary, in the event that any shares of Common Stock issuable upon exercise of the Warrant, Initial Shares, Registrable Shares and/or Transaction Registrable Shares should, as a result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to Registering Stockholders, combination of shares or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another corporation or other entity, the terms Initial Shares Registrable Shares or Transaction Registrable Shares, as the case may be shall include, without limitation, all of the capital stock of any class of the Company (or such other corporation or other entity) now owned or that may be issued hereafter to the holders thereof in consequence of any event.

     SECTION 12. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing signed by the sender, and shall be considered given: (w) on the date delivered, if personally delivered; (x) on the date sent by telecopier with automatic confirmation of the transmitting machine showing the proper number of pages were transmitted without error; (y) on the business day after being sent by Federal Express or another recognized overnight mail service in time for and specifying next day or next business day delivery; or (z) five business days after mailing, if mailed by United States postage-paid certified or registered mail, return receipt requested, in each instance referred to in the preceding clauses (x) through (z), only if all delivery charges are pre-paid and addressed to the parties at the following addresses or telecopier numbers (or such other address or telecopier number as may be specified in a notice given in accordance with the provisions hereof):

     (a) If to the Company to:

         100 Sunnyside Boulevard
         Woodbury, New York  11797
         Attention:  President
         Telecopier No:  (516) 677-6111

         with a copy to:

         Proskauer Rose LLP
         1585 Broadway
         New York, New York  10036
         Attention:  Neil S. Belloff, Esq.
         Telecopier No.:  (212) 969-2900

     (b) if to the Stockholder to:

         90 Broad Street
         New York, New York  10004
         Attention: Gary S. Kendler

         Senior Vice President
         Telecopier No.:  (212) 859-5771

         with a copy to:

         Jenkens & Gilchrist Parker Chapin LLP
         405 Lexington Avenue
         New York, New York  10174
         Attention:  William D. Freedman
         Telecopier No.:  (212) 704-6288

     SECTION 13. NO WAIVERS; REMEDIES. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 14. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by a party to this Agreement from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 15. SUCCESSORS AND ASSIGNS.

     (a) Each holder of Registrable Shares may assign to any transferee of Registrable Shares its rights and delegate to the transferee its obligations under this Agreement including, without limitation, the rights of assignment pursuant to this Section 15; provided, however, that such transferee assignee shall accept such rights and assume such obligations by written instrument, in form and substance reasonably satisfactory to the Company. Thereafter, without any further action by any person, all references in this Agreement to the holder of such Registrable Shares, and all comparable references, shall be deemed to be references to the transferee, and the transferor shall be released from each obligation or liability under this Agreement with respect to the Registrable Shares so transferred.

     (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement, the express beneficiaries thereof and their respective heirs, executors, legal representatives, successors and permitted assigns, and no other person.

     SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York that apply to contracts made and performed entirely within such state (and not the laws of any other state).

     SECTION 17. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

     SECTION 18. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

     SECTION 19. HEADINGS AND REFERENCES. Section headings in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties, express beneficiaries and sections in this Agreement are references to the parties to or the express beneficiaries and sections of this Agreement, as the case may be, unless the context shall require otherwise.

     SECTION 20. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties and supersedes all prior agreements or understandings with respect to the subject matters of this Agreement.

     SECTION 21. SURVIVAL. Except as otherwise specifically provided in this Agreement, each representation, warranty or covenant of each party contained in to this Agreement shall remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by the other party of a related condition precedent to the performance by such other party of an obligation under this Agreement.

     SECTION 22. EXCLUSIVE JURISDICTION. Each of the parties hereto hereby (a) irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of New York located in New York County and of the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding (each, an "ACTION") arising out of or relating to this Agreement or the transactions contemplated hereby as the exclusive jurisdictions for such proceeding, (b) waives any objection to venue in New York County or such District, and (c) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 12.

     SECTION 23. WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Agreement and agrees that any Action shall be tried before a court and not before a jury.

     SECTION 24. AFFILIATE. Nothing contained in this Agreement shall constitute Stockholder or any Registering Stockholder an "affiliate" of any of the Company and its Subsidiaries within the meanings of the Securities Act or the Exchange Act, respectively, including, without limitation, Rule 144 under the Securities Act.

     SECTION 25. NON-RECOURSE. No recourse under this Agreement shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of any party or the stockholders, directors, officers, employees, agents and Affiliates of such party or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any regulation, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, stockholder, director, officer, employee, agent or affiliate, as such, for any obligations of such party under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.

     SECTION 26. NO INCONSISTENT AGREEMENTS. The Company shall not enter into, or amend or otherwise modify, any agreement to afford to any person other than Stockholder and the holders of Registrable Shares rights with respect to the registration under the Securities Act of shares of Common Stock or other securities or the inclusion of any such shares or other securities in any registration that are inconsistent with, or conflict with, the rights of Stockholder and the holders of Registrable Shares under this Agreement, including, without limitation, Sections 1, 2, 3 and 4. In no event shall the Company enter into any agreement or other arrangement with any person that would entitle such person to have securities registered by the Company with the SEC in circumstances that would permit the allocation of such securities other than pursuant to Section 2(e)(iii)(C) (with respect to any "demand" registration rights) or Section 3(c)(ii)(C) (with respect to any "piggy-back" registration rights). The Company represents and warrants to the Stockholder that the Company has not previously granted any registration rights that would entitle any person to have securities registered by the Company with the SEC, other than in a manner that would be in accordance with the prior two sentence if such two sentence were in effect on the date of grant thereof.

     SECTION 27. BEST EFFORTS. Whenever this Agreement requires a party to use its "best efforts," such "best efforts" shall in no event require such party to incur expenses that are unreasonable in light of the circumstances at the time such best efforts are required.



                      [The next page is the signature page]

     The parties have executed and delivered this Amended and Restated Registration Rights Agreement as of the date first written above.

                                          5B TECHNOLOGIES CORPORATION

                                          By: /s/ Glenn Nortman
                                             -----------------------------
                                             Name:  Glenn Nortman
                                             Title: Chief Executive Officer

                                          CONNECTICUT BANK OF COMMERCE

                                          By: /s/ Richard Assaf
                                             -----------------------------
                                             Name:  Richard Assaf
                                             Title: Vice President